EXHIBIT 99.1

WENDY’S COMPLETES SALE OF 70 DALLAS-FORT WORTH RESTAURANTS

SYSTEM OPTIMIZATION MOMENTUM CONTINUES

SALE OF 415 TOTAL RESTAURANTS TARGETED
FOR COMPLETION BY END OF FIRST QUARTER

DUBLIN, OHIO (Feb. 17, 2014) – The Wendy’s Company (NASDAQ:WEN) today announced the sale of 70 restaurants in the Dallas-Ft. Worth metroplex to Texas-based MUY Hamburger Partners, LLC, a Wendy’s® franchisee. The transaction is part of the Company’s System Optimization initiative, designed to promote new restaurant growth and reimaging, while generating a more predictable revenue stream for the Company.

The Company is geographically concentrating its restaurant ownership through the sale of about 415 Company-operated restaurants in 13 U.S. markets, primarily in the West. The Company has completed the market-by-market sale of 314 restaurants so far, and now expects to complete all of the sales by the end of the First Quarter 2014. The Company anticipates total proceeds from System Optimization of approximately $235 million, including $138 million in 2013.

With the purchase of the Dallas-Ft. Worth restaurants, MUY Hamburger Partners, led by President and Chief Executive Officer James Bodenstedt, will now operate a total of 87 Wendy’s restaurants in Texas.

The purchase agreement includes a commitment to reimage selected restaurants in Wendy’s contemporary Image Activation restaurant design, as well as development plans for new restaurants.

As a result of System Optimization, the Company expects to generate a higher operating margin and stronger free cash flow, along with further enhancing the quality of its earnings with a more predictable revenue stream from a higher percentage of royalty and rental income.

“Jim is a tremendous operator with strong operational focus and customer service orientation,” said Wendy’s President and Chief Executive Officer Emil Brolick. “We’re confident the MUY organization has the talent, proven experience and resources to build on Wendy’s strong presence in the Dallas-Fort Worth market through restaurant reimaging, new development and other growth initiatives.”

About The Wendy’s Company
The Wendy's Company is the world's third-largest quick-service hamburger company. The Wendy's system includes more than 6,500 franchise and Company-operated restaurants in the United States and 28 countries and U.S. territories worldwide. For more information, visit aboutwendys.com or wendys.com.

Media and Investor Contacts
John Barker: (614) 764-3044 or john.barker@wendys.com
Dave Poplar: (614) 764-3311 or david.poplar@wendys.com

Forward-Looking Statements
This news release contains certain statements that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of The Wendy’s Company and its subsidiaries (collectively, the “Company”). Those statements, as well as statements preceded by, followed by, or that include the words “may,” “believes,” “plans,” “expects,” “anticipates,” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”).

In addition, all statements that address future operating, financial or business performance; strategies, initiatives or expectations; future synergies, efficiencies or overhead savings; anticipated costs or charges; future capitalization; and anticipated financial impacts of recent or pending transactions are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. The Company’s actual results, performance and achievements may differ materially from any future results, performance or achievements expressed in or implied by the forward-looking statements. For all forward-looking statements, the Company claims the protection of safe harbor for forward-looking statements contained in the Reform Act.

Many important factors could affect future results and could cause those results to differ materially from those expressed in or implied by the forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond the Company’s control, include, but are not limited to:

(1)  changes in the quick-service restaurant industry, such as consumer trends toward value-oriented products and promotions or toward consuming fewer meals away from home;
(2)  prevailing economic, market and business conditions affecting the Company, including competition from other food service providers, high unemployment and decreased consumer spending levels;
(3)  the ability to effectively manage the acquisition and disposition of restaurants;
(4)  cost and availability of capital;
(5)  cost fluctuations associated with food, supplies, energy, fuel, distribution or labor;
(6)  the financial condition of the Company’s franchisees;
(7)  food safety events, including instances of food-borne illness involving the Company or its supply chain;

(8) conditions beyond the Company’s control such as weather, natural disasters, disease outbreaks, epidemics or pandemics impacting the Company’s customers or food supplies, or acts of war or terrorism;
(9)  the effects of negative publicity that can occur from increased use of social media;
(10) the availability of suitable locations and terms for the development of new restaurants;
(11) risks associated with the Image Activation program;
(12) adoption of new, or changes in, laws, regulations or accounting policies and practices;
(13) changes in debt, equity and securities markets;
(14) goodwill and long-lived asset impairments;
(15) changes in interest rates;
(16) expenses and liabilities for taxes related to periods up to the date of sale of Arby’s as a result of the indemnification provisions of the Arby’s Purchase and Sale Agreement;
(17) the difficulty in predicting the ultimate costs associated with the sale of restaurants under the Company’s system optimization initiative, employee termination costs, the timing of payments made and received, the results of negotiations with landlords, the impact of the sale of restaurants on ongoing operations, any tax impact from the sale of restaurants, and the future benefits to the Company’s earnings, restaurant operating margin, cash flow and depreciation;

(18)
the completion of financial closing procedures, final adjustments and other developments that may arise between the date the Company issued its unaudited preliminary results for the three months and full year ended December 29, 2013 and the time the financial results for such periods are finalized; and

(19) other factors cited in the Company’s news releases, public statements and/or filings with the Securities and Exchange Commission (the SEC), including those identified in the “Risk Factors” sections of the Company’s Forms 10-K and 10-Q.

The Company’s franchisees are independent third parties that the Company does not control. Numerous factors beyond the control of the Company and its franchisees may affect new restaurant openings. Accordingly, there can be no assurance that commitments under development agreements with franchisees will result in new restaurant openings. In addition, numerous factors beyond the control of the Company and its franchisees may affect franchisees’ ability to reimage existing restaurants or to complete the Company’s system optimization initiative in accordance with the Company’s expectations. All future written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or their impact. The Company assumes no obligation to update forward-looking statements as a result of new information, future events or developments, except as required by federal securities laws. The Company does not endorse any projections regarding future performance that may be made by third parties.